                                             UAM Funds
                                             Funds for the Informed Investor/sm/

FPA Crescent Portfolio
Annual Report                                                    March 31, 2002


                                                                      [LOGO] UAM

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2002

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ....................................................     1
Portfolio of Investments ................................................     9
Statement of Assets and Liabilities .....................................    15
Statement of Operations .................................................    16
Statement of Changes in Net Assets ......................................    17
Financial Highlights ....................................................    18
Notes to Financial Statements ...........................................    19
Report of Independent Accountants .......................................    25
Board Members and Officers ..............................................    26
Federal Income Tax Information ..........................................    30
--------------------------------------------------------------------------------

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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April 17, 2002

Dear Fellow Shareholders:

The first quarter of 2002 ended mixed. Small-capitalization companies continue to lead the way, with the Russell 2000 increasing 3.98%. Large-capitalization indexes were flat, with the benchmark S&P 500 returning 0.28%. Technology continued its 2001 and 2002 descent, dropping another 5.39% in the quarter, as measured by the Nasdaq Composite. The FPA Crescent Portfolio (the "Portfolio") increased 6.52% for the period. Your Portfolio's positive relative performance was broad-based without one particular position driving returns.

The economic recovery is here. The patient is no longer sick, but is far from looking in the pink. We believe that this recovery will be somewhat muted. Consumers usually cut spending dramatically in a recession only to snap back and increase expenditures in a recovery. In this recession, consumers never stopped spending. Retail sales slowed but new home sales did not. Computer and software purchases were weak but auto sales held up admirably. Without the consumer snapping back, the economic recovery loses one of its historic engines. In this case, there is really nothing to snap back from. As a result, corporate capital spending will have to blaze the trail out of the recession without the consumer's help. Said another way, the sick patient is walking but not able to run a marathon, let alone train for one.

The consumer has continued to spend at the expense of his savings. The decline in the savings rate has added, according to Morgan Stanley's analysis of Federal Reserve data, 1.5% per year to real GDP growth over the last five years. If the savings rate remains static from this point forward, that would then subtract 1.5% from our economy's growth rate. If the savings rate rises, then there will be a further negative economic impact.

The stock market does not seem to be taking into account the potential for external shocks that may result from exogenous events, any of which may cause a stock market that remains pricey to decline. Geo-political instability could be further upended by future terrorist attacks or continued and deeper Middle-East conflict. Oil prices could continue rising, choking off an economic recovery or raising the specter of inflation. We obviously do not know what will happen but something always does. We believe ourselves to be calm, rational investors who look to take advantage

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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of irrational behavior by either buying or selling into it. With the stock market priced, if not to perfection, then still quite dear, we advocate patience. The stock market's expensive valuation is depicted in the table below. The median Price/Earnings ratio over the last 50 years is 16x, compared to the 30x and 24x trailing and 2002 estimated P/E for the S&P 500.1 P/Es are higher than they appear due to overstated earnings from such corporate machinations as optimistic pension accounting (e.g., IBM), overstated revenues and understated costs (e.g., Global Crossing), and acquisition accounting (e.g., Tyco).


Ratios                   FPA Crescent                          Lehman Bros
(Weighted Average)        Portfolio    Russell 2500  S&P 500  Gov't/Credit
------------------       ------------  ------------  -------  ------------
Stocks
Price/Earnings TTM .......  18.4x        37.2x        30.3x        --
Price/Earnings 2002 est ..  17.1x        26.8x        23.9x        --
Price/Book ...............  1.6x          2.3x         3.7x        --
Dividend Yield ...........  0.7%          1.3%         1.4%        --
--------------------------------------------------------------------------
Bonds
Duration .................  2.9 years      --           --        5.4 years
Maturity .................  6.3 years      --           --        9.0 years
Yield ....................  8.2%           --           --        5.7%

We are not expecting Armageddon, just stock returns lower than investors have become accustomed to over the past half century. Investors have just cause to expect higher stock returns given the large declines seen in the stock market these past couple years. However, the declining market has largely been relegated to large-capitalization growth stocks and Nasdaq technology stocks. There have been many companies whose stock prices have performed spectacularly. We have been fortunate to own some of them.

We believe that we are in a world of lower returns from stocks, lower certainly than the 1990s. Warren Buffett recently lowered the pension earnings assumptions for his portfolio of companies to 6.5%. This is his expected return for a blended portfolio of stocks and bonds. Depending on what his equity allocation is, his expected stock returns might be around 7.5%. In comparison, IBM's expected return on pension plan assets was also recently lowered, but from 10.0% to a still lofty and unrealistic 9.5%.

The obvious negative to low returns (mid-single digit as our best guess over the next 3-5 years) is the low return itself. Nevertheless, give a man a sow's ear and he can

/1/ The Leuthold Group

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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fashion a purse. Low returns mean a low opportunity cost to holding cash. We are comfortable waiting for the opportunity to invest the cash in businesses providing excellent risk/reward characteristics. We have invested your Portfolio opportunistically. Cash is not a macro decision, but rather a by-product of fewer investments that meet our required hurdles, i.e., good, growing businesses, run by effective, shareholder-friendly management teams, trading at low absolute (not relative) valuations.

Another characteristic of lower expected stock returns is that our risk of being wrong on the short side is reduced. The runaway excesses of the 1990s bull market hurt many short sellers. When you purchase a stock "long" you have 100% downside, but when you sell a stock short your downside is theoretically infinite. With the stock market more than 3x greater than it was at the beginning of the 1990s, the downside to shorting stocks should be less. Valuations are of secondary importance to us when we engage in shorting. We first determine if there is some easily identifiable balance sheet issue that leads to an overstatement of net income. Experience has shown us that companies with significant balance sheet problems generally stumble within twelve months.

We have maintained a large stake in natural gas service stocks since last fall and the position has worked out quite well. Natural gas prices have more than doubled from their trough and the stocks we own (Patterson-UTI Energy, Ensco International, and National-Oilwell) have increased 126% from where they bottomed at less than 30% of their intrinsic value. These stocks presently trade at less than two thirds of their intrinsic value and we therefore expect additional upside; however, as cash has entered the Portfolio we have allowed the relative position size to fall since the risk/reward is no longer as attractive.

We recently established a position in WFS Financial, the second largest independent auto lender in the country. We have known this company and its senior management for more than ten years. We have watched them successfully grow their business while paying close attention to return on capital employed and shareholder value. WFS has averaged 22% ROE over the last few years, while growing portfolio basis earnings at more than a 20% rate over that span. WFS is 84% owned by Westcorp, a Southern California Thrift, and represents the lion's share of the value of Westcorp. Ernest Rady, the chairman of both entities, has invested more than $120 million over the last two years. We have never seen a member of senior management

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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invest anywhere near as much money in his company as Mr. Rady and at terms available to all public shareholders. At our $19 cost, WFS was trading at less than 7x trailing operating earnings and just 1.3x book value -- too low a valuation for a company we expect to grow earnings at least 15% over the next several years.

WFS has a unique lending franchise with superior customer service when compared to the competition. Size is less important to us than profitability and WFS has a lot more profits on an absolute basis and per dollar of sales than does its competitors. WFS also maintains a very conservative stance it works with and charges its customers and books its earnings. We like WFS's conservative accounting in this time of corporate hyperbole.

Our ten largest equity positions represented 23.4% of the Portfolio as of March 31, 2002. Listed below are FPA Crescent Portfolio's ten largest holdings, excluding short-term investments, as of that date.

        Common & Preferred Stocks
        Patterson-UTI Energy
        Big Lots
        Celanese
        Trinity Industries
        Michaels Stores
        Joy Global
        National-Oilwell

        Bonds & Notes
        U.S. Treasury 3.375% Inflation-Indexed Notes, due 1/15/07
        U.S. Treasury 3.375% Inflation-Indexed Notes, due 1/15/12
        American Greetings 11.75% Sr. Sub. Notes, due 7/15/08

FPA Crescent Portfolio had the following net asset composition at March 31, 2002.

Common Stocks, Long ................................................     43.86%
Preferred Stocks ...................................................      1.65%
Bonds & Notes ......................................................     37.35%
Accrued Income .....................................................      0.34%
Common Stocks, Short ...............................................     (7.45)%
Cash & Other .......................................................     24.25%
                                                                        ------
   Total ...........................................................    100.00%

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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We endeavor to continue providing equity rates of return with less risk than the stock market. However, we, as all investors, are prone to making the occasional investment mistake. Such errors have been few in the last couple of years helping drive our performance. One of the determining factors in that success will be keeping errors to a minimum. We remain mindful that when one loses 50% on an investment, 100% is needed to get back to even.


Respectfully,

/s/ Steven Romick

Steven Romick

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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

                                                           Balanced
                                           FPA             Benchmark       Lehman
                                         Crescent         60% Russell     Brothers
                                       Institutional       2500/40% LB     Gov't/     Russell
Time Period                               Class           Gov't/Credit     Credit       2500
-----------                            -------------      ------------    --------    -------
Quarter Ended March 31, 2002               6.52%              2.14%        -0.47%       3.74%
-----------------------------------------------------------------------------------------------
Year Ended December 31,

   2001 ............................      36.14%              1.73%         9.36%      -4.15%
   2000 ............................       3.59%              7.85%        11.85%       4.27%
   1999 ............................      -6.28%             13.28%        -2.15%      24.15%
   1998 ............................       2.79%              4.92%         9.47%       0.38%
   1997 ............................      21.95%             18.53%         9.76%      24.36%
   1996 ............................      22.88%             12.59%         2.90%      19.03%
   1995 ............................      26.04%             26.72%        19.24%      31.70%
   1994 ............................       4.25%             -1.96%        -3.51%      -1.06%
-----------------------------------------------------------------------------------------------
From Inception 6/2/93* .............      13.77%             10.74%         6.69%      12.80%

The data quoted represents past performance and is not indicative of future performance. An investment in the fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions.

* Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93. The total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains. There are no assurances that a portfolio will meet its stated objectives. A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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                      Definition of the Comparative Indices
                      -------------------------------------

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the portfolio's neutral mix of 60% stocks and 40% bonds.

Lehman Brothers Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

NASDAQ Composite Index is a market capitalization, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

Russell 2000 Index is an index that measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

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                                     [CHART]


                Initial Investment Date   6/30/93      Mar 94    Mar 95    Mar 96    Mar 97    Mar 98    Mar 99    Mar 00    Mar 01
                                          -------      ------    ------    ------    ------    ------    ------    ------    ------
FPA Crescent Portfolio                    $10,000      $11,128   $12,168   $15,175   $18,302   $23,054   $21,968   $20,092   $23,310
Frank Russell 2500 Index                  $10,000      $10,768   $11,701   $15,191   $16,509   $23,419   $20,314   $29,144   $25,210
Lehman U.S. Governemnt/Credit Index       $10,000      $10,204   $10,673   $11,838   $12,366   $13,898   $14,807   $15,056   $16,924
60/40 Blend of Above Indices              $10,000      $10,543   $11,293   $13,786   $14,781   $19,155   $18,199   $22,871   $22,077


                                           Mar 02
                                           ------
FPA Crescent Portfolio                    $31,243
Frank Russell 2500 Index                  $28,983
Lehman U.S. Governemnt/Credit Index       $17,710
60/40 Blend of Above Indices              $24,618

* Beginning of operations. Index comparisons begin on 6/1/93.

Any performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were reflected in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

           See definition of comparative indices beginning on page 7.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2002

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCK -- 43.8%

                                                                       Market
                                                      Shares           Value
                                                  -------------    -------------
AUTOMOTIVE -- 0.4%
   Midas+ ..................................          76,000       $ 1,083,760
                                                                   ------------
BANKING -- 0.8%
   New York Community Bancorp ..............          81,000         2,239,650
                                                                   ------------
BUILDING & CONSTRUCTION -- 1.1%
   Dycom Industries* .......................         209,600         3,133,520
                                                                   ------------
CHEMICALS -- 2.6%
   Celanese ................................         345,000         7,169,100
                                                                   ------------
COMMUNICATIONS -- 0.2%
   Advanced Fibre Communication* ...........          24,300           466,317
                                                                   ------------
COMPUTERS & SERVICES -- 0.8%
   Sandisk* ................................         108,000         2,343,600
                                                                   ------------
ELECTRONIC COMPONENTS -- 0.1%
   Recoton* ................................          33,500           150,080
                                                                   ------------
FINANCIAL SERVICES -- 3.8%
   Conseco* ................................         855,000         3,095,100
   Interactive Data* .......................         175,000         3,071,250
   WFS Financial* ..........................         172,372         4,293,787
                                                                   ------------
                                                                    10,460,137
                                                                   ------------
INDUSTRIAL -- 2.2% .........................
   Joy Global*                                       375,000         6,112,500
                                                                   ------------
MANUFACTURING -- 4.5%
   Applied Films* ..........................          39,250           965,550
   Coachmen Industries .....................         168,000         2,738,400
   Fleetwood Enterprises ...................           3,406            36,785
   National R.V. Holdings* .................         110,000         1,344,200
   Palm Harbor Homes* ......................          23,000           478,400
   Trinity Industries ......................         280,000         6,806,800
                                                                   ------------
                                                                    12,370,135
                                                                   ------------
MEASURING DEVICES -- 1.0%
   Newport .................................         110,000         2,629,000
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2002

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                                      Market
                                                       Shares          Value
                                                     ---------     -------------
MEDICAL PRODUCTS & SERVICES -- 0.0%
   Medical Resources* ..............................     1,892     $          4

MISCELLANEOUS BUSINESS SERVICES -- 1.2%
   Viad ............................................   115,000        3,220,000
                                                                   ------------

PETROLEUM & FUEL PRODUCTS -- 8.9%
   Ensco International .............................   180,000        5,425,200
   National-Oilwell* ...............................   227,000        5,749,910
   Patterson-UTI Energy* ...........................   335,000        9,962,900
   Plains Resources* ...............................   130,000        3,234,400
                                                                   ------------
                                                                     24,372,410
                                                                   ------------

REAL ESTATE -- 2.0%
   Capital Automotive REIT .........................    55,000        1,265,000
   Newhall Land & Farming ..........................    20,000          626,000
   Ventas REIT .....................................   285,000        3,605,250
                                                                   ------------
                                                                      5,496,250
                                                                   ------------

RESTAURANTS -- 0.6%
   IHOP* ...........................................    53,000        1,786,630
                                                                   ------------

RETAIL -- 10.2%
   Big Lots* .......................................   530,000        7,446,500
   Charming Shoppes* ...............................   400,000        3,168,000
   Michaels Stores* ................................   177,800        6,720,840
   Payless Shoesource* .............................    56,000        3,418,800
   Ross Stores .....................................   110,000        4,161,300
   Zale* ...........................................    80,000        3,248,000
                                                                   ------------
                                                                     28,163,440
                                                                   ------------

TELEPHONES & TELECOMMUNICATIONS -- 1.8%
   Lightbridge* ....................................   200,000        2,326,000
   Proxim* ......................................... 1,052,318        2,525,563
                                                                   ------------
                                                                      4,851,563
                                                                   ------------

TRANSPORTATION -- 1.6%
   Pittston Brink's Group ..........................   180,000        4,518,000
                                                                   ------------

   TOTAL COMMON STOCK
      (Cost $94,765,190) ...........................                120,566,096
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2002

--------------------------------------------------------------------------------

PREFERRED STOCK -- 1.6%

                                                                      Market
                                                       Shares          Value
                                                     ---------     -------------
MANUFACTURING -- 0.7%
   Fleetwood Capital Trust, Cv. ....................    39,700     $  2,104,100
                                                                   ------------

REAL ESTATE -- 0.9%
   Crown American Realty ...........................    45,000        2,430,000
                                                                   ------------

   TOTAL PREFERRED STOCK
      (Cost $3,881,568) ............................                  4,534,100
                                                                   ------------

CORPORATE BONDS -- 13.3%

                                                       Face
                                                      Amount
                                                    ----------
AUTOMOTIVE -- 0.1%
   Standard Motor, Cv.
      6.750%, 07/15/09 ............................ $  150,000          110,812
                                                                   ------------

BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.7%
   Northland Cable Television
      10.250%, 11/15/07 ...........................  5,575,000        4,710,875
                                                                   ------------

CHEMICALS -- 1.9%
   Sterling Chemicals, Series B++
      0.000%, 07/15/06 ............................  6,300,000        5,323,500
                                                                   ------------

COMPUTERS & SERVICES -- 0.4%
   Solectron, Cv. (b)
      3.653%, 05/05/20 ............................  2,100,000        1,186,500
                                                                   ------------

CONSUMER PRODUCTS -- 2.3%
   American Greetings
      11.750%, 07/15/08 ...........................  6,014,000        6,344,770
                                                                   ------------

FINANCIAL SERVICES -- 1.3%
   Conseco
      8.500%, 10/15/02 ............................    800,000          688,000
      8.750%, 02/09/04 ............................  3,000,000        1,650,000
      6.400%, 02/10/03, Series A, MTN .............  1,330,000          997,500
   Green Tree Financial
      6.500%, 09/26/02 ............................    200,000          194,000
                                                                   ------------
                                                                      3,529,500
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2002

--------------------------------------------------------------------------------

CORPORATE BONDS - (continued)

                                                      Face            Market
                                                     Amount            Value
                                                   -----------     -------------
FOREIGN -- 1.6%
   France, Series OATei
      3.000 %, 07/25/12 ........................ Eur 5,033,000     $  4,284,090
                                                                   ------------

HEALTH CARE -- 0.1%
   Triad Hospitals Holdings, Series B,
      Sr. Sub Note
      11.000%, 05/15/09 .......................... $   297,000          331,897
                                                                   ------------

RESTAURANTS -- 1.3%
   Advantica Restaurant Group
      11.250%, 01/15/08 ..........................     626,057          513,367
   CKE Restaurant
      4.250%, 03/15/04, Cv. ......................   3,250,000        2,892,500
      9.125%, 05/01/09, Sr. Sub Note .............     175,000          170,625
                                                                   ------------
                                                                      3,576,492
                                                                   ------------

RETAIL -- 1.0%
   Charming Shoppes, Cv.
      7.500%, 07/15/06 ...........................   2,485,000        2,811,156
                                                                   ------------

TECHNOLOGY -- 1.6%
   Hutchinson Technology, Cv.
       6.000%, 03/15/05 ..........................   4,500,000        4,381,875
                                                                   ------------
   TOTAL CORPORATE BONDS
      (Cost $35,290,357) .........................                   36,591,467
                                                                   ------------

U.S. TREASURY OBLIGATIONS -- 23.6%

   U.S. Treasury Inflation-Indexed Notes
      3.375%, 01/15/07 ...........................  39,111,800       39,912,027
      3.375%, 01/15/12 ...........................  24,927,250       25,016,839
                                                                   ------------

   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $64,707,591) .........................                   64,928,866
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2002

--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATION -- 0.4%

                                                      Face            Market
                                                     Amount            Value
                                                   -----------     -------------
   Federal National Mortgage Association Pool
      #323282
      7.500%, 07/01/28 ........................... $ 1,112,023     $  1,157,538
                                                                   ------------

   TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
      (Cost $1,151,376) ..........................                    1,157,538
                                                                   ------------

SHORT-TERM INVESTMENTS -- 14.8%

COMMERCIAL PAPER -- 7.3%
   AIG Funding
      1.780%, 04/04/02 ...........................  10,000,000        9,998,500
   Coca-Cola
      1.740%, 04/02/02 ...........................  10,000,000        9,999,500
                                                                   ------------
                                                                     19,998,000
                                                                   ------------

PASS-THROUGH -- 3.6%
   FNMA
      1.760%, 04/18/02 ...........................  10,000,000        9,991,740
                                                                   ------------

REPURCHASE AGREEMENT -- 3.9%
   JP Morgan Chase Securities, Inc.
      1.60% dated 03/28/02, matures 04/01/02,
      to be repurchased at $10,817,923,
      collateralized by $10,317,244 of
      U.S. Treasury Obligations,
      valued at $10,820,626 (Cost $10,816,000) ...  10,816,000       10,816,000
                                                                   ------------

   TOTAL SHORT-TERM INVESTMENTS
      (Cost $40,805,723) .........................                   40,805,740
                                                                   ------------

   TOTAL INVESTMENTS -- 97.5%
      (Cost $240,601,805)(a) .....................                  268,583,807
                                                                   ------------

SECURITIES SOLD SHORT -- (7.4%)

                                                     Shares
                                                   ------------
COMMON STOCK -- (7.4%)
   Bally Total Fitness Holding* ..................     (16,000)        (351,200)
   Buca* .........................................     (25,000)        (454,250)
   Capital One Financial .........................     (25,000)      (1,596,250)
   Cerner* .......................................     (17,000)        (811,070)
   Clear Channel Communications* .................     (10,000)        (514,100)
   Computer Sciences* ............................     (12,000)        (609,000)

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2002

--------------------------------------------------------------------------------

SECURITIES SOLD SHORT--(continued)

--------------------------------------------------------------------------------

                                                                      Market
                                                       Shares          Value
                                                      --------     -------------
COMMON STOCK -- (continued)
   Cooper ........................................... (35,000)     $ (1,659,000)
   Cost Plus* ....................................... (15,000)         (410,436)
   CVS .............................................. (15,000)         (514,950)
   Dow Chemical ..................................... (20,000)         (654,400)
   Electronic Data Systems .......................... (18,000)       (1,043,820)
   Epcos ADR ........................................ (13,000)         (598,000)
   Greater Bay Bancorp .............................. (20,000)         (682,400)
   Harley-Davidson .................................. (15,000)         (826,950)
   Household International .......................... (23,000)       (1,306,400)
   IBM .............................................. (10,500)       (1,092,000)
   Idexx Laboratories* .............................. (13,000)         (348,920)
   JP Morgan Chase .................................. (16,000)         (570,400)
   Linens 'N Things* ................................ (57,000)       (1,740,210)
   Manulife Financial ............................... (22,000)         (603,900)
   MAXIMUS* ......................................... (19,000)         (583,870)
   Syncor International Corp-Del* ................... (31,000)         (844,750)
   UCBH Holdings .................................... (16,000)         (575,680)
   United Rentals* .................................. (50,000)       (1,374,000)
   Winn-Dixie Stores ................................ (45,000)         (721,800)
                                                                   ------------
                                                                    (20,487,756)
                                                                   ------------

   TOTAL SECURITIES SOLD SHORT
      (Proceeds $19,131,195) ........................               (20,487,756)
                                                                   ------------

   OTHER ASSETS AND LIABILITIES, NET -- 9.9% ........                27,249,308
                                                                   ------------

   TOTAL NET ASSETS -- 100.0% .......................              $275,345,359
                                                                   ============

   *  Non-Income producing security
   + All, or a portion of these shares, were pledged to cover margin requirements on open short sale transactions.
  ++  Security in default on interest payments.
 Eur  Euro
 Cv.  Convertible
 MTN  Medium Term Note
REIT  Real Estate Investment Trust
 (a) The cost for federal income tax purposes was $241,552,177. At March 31, 2002, net unrealized appreciation for all securities (excluding securities sold short) based on tax cost was $27,269,116. This consisted of aggregate gross unrealized appreciation for all securities of $32,120,297 and aggregate gross unrealized depreciation for all securities of $4,851,181.
 (b) Zero Coupon Bond -- The rate reported on the Portfolio of Investments is the effective yield at the time of purchase.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2002

--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES

Assets
Investments, at Cost .................................................... $240,601,805
                                                                          ============
Investments, at Value -- Note A ......................................... $268,583,807
Cash ....................................................................      280,883
Deposits with Brokers for Securities Sold Short -- Note A ...............   28,955,372
Receivable for Investments Sold .........................................    1,286,448
Dividends and Interest Receivable .......................................    1,110,650
Receivable for Portfolio Shares Sold ....................................    1,638,550
Other Assets ............................................................       15,555
                                                                          ------------
   Total Assets .........................................................  301,871,265
                                                                          ------------
Liabilities
Securities Sold Short, at Value (Proceeds $19,131,195) -- Note A ........   20,487,756
Payable for Dividends on Securities Sold Short ..........................       12,560
Payable for Investments Purchased .......................................    5,477,459
Payable for Portfolio Shares Redeemed ...................................      250,725
Payable for Investment Advisory Fees -- Note B ..........................      200,936
Payable for Administrative Fees -- Note C ...............................       25,272
Payable for Trustees' Fees -- Note E ....................................        1,581
Other Liabilities .......................................................       69,617
                                                                          ------------
   Total Liabilities ....................................................   26,525,906
                                                                          ------------
Net Assets .............................................................. $275,345,359
                                                                          ============
Net Assets Consist of:
Paid in Capital ......................................................... $255,701,130
Undistributed Net Investment Income .....................................      684,385
Accumulated Net Realized Loss ...........................................   (7,665,597)
Net Unrealized Appreciation .............................................   26,625,441
                                                                          ------------
Net Assets .............................................................. $275,345,359
                                                                          ============
Institutional Class Shares
Shares Issued and Outstanding (unlimited authorization, no par value) ...   15,039,268
                                                                          ============
Net Asset Value, Offering and Redemption Price Per Share ................       $18.31
                                                                                ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      FPA CRESCENT PORTFOLIO
                                               FOR THE YEAR ENDED MARCH 31, 2002

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Interest .............................................................. $ 3,819,449
Dividends .............................................................     973,503
Less: Foreign Taxes Withheld ..........................................      (9,999)
                                                                        -----------
   Total Income .......................................................   4,782,953
                                                                        -----------

Expenses
Investment Advisory Fees -- Note B ....................................   1,505,358
Administrative Fees -- Note C .........................................     192,006
Shareholder Servicing Fees -- Note F ..................................     156,712
Call Center Fees -- Note C ............................................      77,115
Transfer Agent Fees ...................................................      60,599
Reports to Shareholders ...............................................      47,175
Custodian Fees ........................................................      42,972
Short Sale Dividend Expense -- Note A .................................      36,891
Registration and Filing Fees ..........................................      34,435
Legal Fees ............................................................      24,525
Audit Fees ............................................................      18,951
Trustees' Fees -- Note E ..............................................      10,582
Other Expenses ........................................................      12,154
                                                                        -----------
   Net Expenses Before Expense Offset .................................   2,219,475

   Expense Offset -- Note A ...........................................      (1,383)
                                                                        -----------
   Net Expenses After Expense Offset ..................................   2,218,092
                                                                        -----------
Net Investment Income .................................................   2,564,861
                                                                        -----------
Net Realized Gain on:
   Investments ........................................................     236,301
   Securities Sold Short ..............................................   2,212,268
   Written Options ....................................................     309,573
                                                                        -----------
Total Net Realized Gain ...............................................   2,758,142
                                                                        -----------
Net Change in Unrealized Appreciation (Depreciation) on:
   Investments ........................................................  33,169,034
   Securities Sold Short ..............................................  (1,839,288)
   Written Options ....................................................     (17,509)
                                                                        -----------
Net Change in Unrealized Appreciation (Depreciation) ..................  31,312,237
                                                                        -----------
Net Realized and Unrealized Gain ......................................  34,070,379
                                                                        -----------
Net Increase in Net Assets Resulting from Operations .................. $36,635,240
                                                                        ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year Ended       Year Ended
                                                                        March 31,        March 31,
                                                                           2002             2001
                                                                      --------------   --------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ............................................ $   2,564,861    $  1,166,683
   Net Realized Gain (Loss) .........................................     2,758,142      (3,162,263)*
   Net Change in Unrealized Appreciation ............................    31,312,237       6,978,844
                                                                      --------------   --------------
   Net Increase in Net Assets Resulting
      from Operations ...............................................    36,635,240       4,983,264
                                                                      --------------   --------------
Distributions:
   Net Investment Income:
      Institutional Class ...........................................    (2,029,559)     (1,544,729)
      Institutional Service Class                                                --              --
                                                                      --------------   --------------
   Total Distributions ..............................................    (2,029,559)     (1,544,729)
                                                                      --------------   --------------
Capital Share Transactions: (A)
Institutional Class:
   Issued ...........................................................   433,407,625      31,837,025
   In Lieu of Cash Distributions ....................................     1,933,923       1,427,067
   Redeemed .........................................................  (239,652,046)    (46,748,489)*
                                                                      --------------   --------------
   Net Increase (Decrease) from Institutional Class Shares ..........   195,689,502     (13,484,397)
                                                                      --------------   --------------
Institutional Service Class: (B)
   Issued ...........................................................            --          91,558
   Redeemed .........................................................            --        (173,186)
                                                                      --------------   --------------
   Net Decrease from Institutional Service Class Shares .............            --         (81,628)
                                                                      --------------   --------------
   Net Increase (Decrease) from Capital Share Transactions ..........   195,689,502     (13,566,025)
                                                                      --------------   --------------
      Total Increase (Decrease) .....................................   230,295,183     (10,127,490)
                                                                      --------------   --------------
Net Assets:
   Beginning of Period ..............................................    45,050,176      55,177,666
                                                                      --------------   --------------
   End of Period (including undistributed net investment income
      of $684,385 and $141,072, respectively) ....................... $ 275,345,359    $ 45,050,176
                                                                      ==============   ==============
(A) Shares Issued and Redeemed:
Institutional Class:
   Shares Issued ....................................................    26,477,063       2,320,269
   In Lieu of Cash Distributions ....................................       117,192         116,456
   Shares Redeemed ..................................................   (14,804,094)     (3,590,964)*
                                                                      --------------   --------------
   Net Increase (Decrease) from Institutional Class Shares ..........    11,790,161      (1,154,239)
                                                                      ==============   ==============
Institutional Service Class: (B)
   Shares Issued ....................................................            --           7,342
   In Lieu of Cash Distributions ....................................            --              --
   Shares Redeemed ..................................................            --         (13,883)
                                                                      --------------   --------------
   Net Decrease from Institutional Service Class Shares .............            --          (6,541)
                                                                      ==============   ==============

  * Includes realized loss and redemptions as a result of a redemption in kind (see Note H).
(B)   Institutional Service Class Shares fully liquidated its assets on May 1,
      2000.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                  Institutional Class
                                                  ----------------------------------------------------
                                                                 Years Ended March 31,
                                                  ----------------------------------------------------
                                                    2002      2001     2000          1999       1998
                                                  --------   -------  -------      --------   --------
Net Asset Value,
   Beginning of Period ........................   $  13.87   $ 12.51  $ 14.67      $  16.23   $  13.46
                                                  --------   -------  -------      --------   --------
Income from Investment Operations
   Net Investment Income++ ....................       0.25      0.49     0.32          0.56       0.55
   Net Realized and Unrealized
      Gain (Loss)++ ...........................       4.44      1.43    (1.49)        (1.32)      2.88
                                                  --------   -------  -------      --------   --------
   Total from Investment
      Operations ..............................       4.69      1.92    (1.17)        (0.76)      3.43
                                                  --------   -------  -------      --------   --------
Distributions:
   Net Investment Income ......................      (0.25)    (0.56)   (0.35)        (0.51)     (0.40)
   Net Realized Gain ..........................        --        --     (0.64)        (0.29)     (0.26)
   Total Distributions ........................      (0.25)    (0.56)   (0.99)        (0.80)     (0.66)
                                                  --------   -------  -------      --------   --------
Net Asset Value,
   End of Period ..............................   $  18.31   $ 13.87  $ 12.51      $  14.67   $  16.23
                                                  ========   =======  =======      ========   ========
Total Return ..................................      34.03%    16.02%   (8.54)%       (4.71)%    25.96%
                                                  ========   =======  =======      ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) .........    275,345   $45,050  $55,096      $173,613   $247,833
Ratio of Expenses to Average Net Assets . . ...       1.50%     1.87%    1.49%         1.42%      1.45%
Ratio of Net Investment
   Income to Average Net Assets ...............       1.73%     2.79%    2.26%         3.67%      3.62%
Portfolio Turnover Rate .......................         34%       37%      10%           36%        18%

++ Per share amounts are based on average outstanding shares for the years 1998 through 2000.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1.   Organization

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FPA Crescent Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At March 31, 2002, the UAM Funds were comprised of 23 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio had offered two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"), prior to May 1, 2000, when the Service Class Shares fully liquidated its assets. Both classes of shares had identical voting rights (except Service Class shareholders had exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments with a maturity of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     2. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral "), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income in June and December. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may exceed net investment company taxable income and net capital gain, the excess, distributed from the Portfolio's assets, will generally be treated as a tax-free return of capital and will result in a reduction of shareholders' basis.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

     Permanent book and tax basis differences, derived from distributions received from REITS and different character of dividend expense from short sales resulted in reclassifications for the year ended March 31, 2002, as follows: a decrease in paid in capital of $249,626, an increase in accumulated net realized gain of $4,129, an increase in undistributed net investment income of $8,011, and an increase in unrealized appreciation of $237,486.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.


     5. Federal Tax Information: The tax character of dividends and distributions paid during the years ended March 31, 2002 and March 31, 2001 were as follows:

                                        2002          2001
                                       ------        ------
Ordinary Income .................   $ 2,029,559   $ 1,544,729
Long-Term Capital Gain ..........            --            --
Return of Capital ...............            --            --
                                    -----------   -----------
   Total ........................   $ 2,029,559   $ 1,544,729
                                    -----------   -----------

     As of March 31, 2002, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Undistributed ordinary income .................................   $  1,124,866
Capital loss carryforwards (expires March 31, 2009) ...........     (6,211,304)
Post-October losses ...........................................       (741,407)
Unrealized appreciation .......................................     25,912,555

     Temporary differences between undistributed ordinary income for federal income tax purposes and book purposes amounting to $440,481 relate to the timing of the recognition of interest income from defaulted securities.

     6. Short Sales: The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest on securities borrowed which accrue during the period. In order to borrow the security, the Portfolio may also be required to pay fees which would decrease the proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     The Portfolio may also deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain the seg-

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

regated account daily, at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any fees the Portfolio may be required to pay in connection with the short sale. The dividends on short sales are reflected as short sale dividend expense on the statement of operations.

     7. Futures and Options Contracts: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write options on securities it owns or in which it may invest to increase its current returns.

     The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

     Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. At March 31, 2002, there were no outstanding futures and options contracts.


     During the year ended March 31, 2002, the Portfolio transacted in call options as follows:

                                               No. of
                                              Contracts     Premium
                                              ----------  ----------
Balance at beginning of period ...........         (50)   $  (19,697)
Written ..................................      (2,607)     (415,750)
Closed or Exercised ......................       2,657       435,447
                                                ------    ----------
Balance at end of period .................          --    $       --
                                                ------    ----------

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     8. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective interest method. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, First Pacific Advisors, Inc. (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation, "UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of the average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual, plc, which gained control of UAM on September 26, 2000.

     C. Administrative Services: The UAM Funds and SEI Investments Mutual Funds Services, (the "Administrator" or "SEI"), a wholly owned subsidiary of SEI Investments Company, are parties to an Administration Agreement (the "Agreement") dated April 1, 2001, under which the Administrator provides the UAM Funds with certain legal, accounting, and shareholder services for an annual fee of 0.093% of the average daily net assets of the Portfolio and an annual base fee of no more than $54,500. The Administrator may, at its sole discretion waive all or a portion of its fees.

     Prior to April 1, 2001, UAM Fund Services, Inc., provided and oversaw administrative services to the Portfolio.

     DST Systems, Inc., (the "Transfer Agent") serves as the Transfer Agent and dividend dispersing agent for the Portfolio under a transfer agency agreement with the UAM Funds.

     Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAM Shareholder Service Center, "UAMSSC") whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

for the first operational class of a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the year ended March 31, 2002, PBHGSSC was paid $77,115 by the Portfolio.

     D. Distribution Services: The UAM Funds and Funds Distributor, Inc., (the "Distributor"), are parties to a Distribution Agreement dated April 1, 2001. The Distributor receives no fees for its distribution services under this agreement.

     Prior to April 1, 2001, UAM Fund Distributors, Inc., distributed the shares of the Portfolio.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees' meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds (however, including retainer fees, each Board member must receive a minimum fee of $7,500 for each meeting other than a private or telephone meeting).

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are served by the financial representative.

     G. Purchases and Sales: For the year ended March 31, 2002, the Portfolio made purchases of $90,447,069 and sales of $21,237,328 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $74,396,513 and $8,696,440, respectively, for the Portfolio.

     H. Other: At March 31, 2002, 45% of total shares outstanding were held by 2 record shareholders each owning 10% or greater of the aggregate total shares outstanding of Institutional Class Shares.

     During the year ended March 31, 2001, the Portfolio distributed securities in lieu of cash for an Institutional Shareholder redemption. The shareholder received a pro-rata portion of the Portfolio's holdings. The value of the redemption was $2,704,477 (of which $258,287 was a realized loss). Institutional shares of 217,053 were redeemed from the Portfolio as a part of this transaction. This transaction was completed following guidelines approved by the Board of Trustees.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
FPA Crescent Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FPA Crescent Portfolio (one of the portfolios constituting UAM Fund Trust, hereafter referred to as the "Portfolio") at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
May 3, 2002

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

Board Members and Officers (Unaudited):

Information pertaining to the directors and officers of the UAM Funds Trust (the "Trust") is set forth below. Board Members who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Board Members who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." Mr. Powers is considered an "Interested Board Member" because (1) he serves as an officer of the Trust and
(2) is an employee of Old Mutual (US) Holdings Inc., the parent of several advisers in the UAM Funds Complex. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, LLC, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Trust does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                      Number of
                                                                                    Portfolios in
                                     Term of                                          UAM Funds        Other
                                   Office and                                         Complex       Directorship
                     Position(s)    Length of                                        Overseen by      Held by
 Name, Address,     Held with the     Time          Principal Occupation(s)             Board          Board
 Date of Birth          Trust       Served/2/         During Past 5 Years              Member/3/      Member/4/
---------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
-------------------------
John T. Bennett, Jr.   Director       1/89        Mr. Bennett is President of Squam       23             None
1/26/29                                           Investment Management Company,
                                                  Inc. and Great Island Investment
                                                  Company, Inc. (investment
                                                  management). From 1988 to 1993.
                                                  Mr. Bennett was President of
                                                  Bennett Management Company.

Nancy J. Dunn          Director      6/20/97      Ms. Dunn has been Financial             23             None
8/14/51                                           Officer of World Wildlife Fund
                                                  (nonprofit) since January 1999.
                                                  From 1991 to 1999, Ms. Dunn was
                                                  Vice President for Finance and
                                                  Administration and Treasurer of
                                                  Radcliffe College (education).

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

                                                                                          Number of
                                                                                        Portfolios in
                                       Term of                                            UAM Funds        Other
                                      Office and                                           Complex      Directorship
                      Position(s)     Length of                                          Overseen by      Held by
 Name, Address,      Held with the      Time         Principal Occupation(s)                Board          Board
 Date of Birth          Trust         Served/2/          During Past 5 Years               Member/3/      Member/4/
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
-------------------------
William A.             Director         1/89          Mr. Humenuk has been Senior Vice         23          None
Humenuk                                               President Administration, General
4/21/42                                               Counsel and Secretary of Lone
                                                      Star Industries Inc. (cement
                                                      and ready-mix concrete) since
                                                      March 2000.  From June 1998 to
                                                      March 2000 he was Executive Vice
                                                      President and Chief Adminis-
                                                      trative Officer of Philip
                                                      Services Corp. (ferrous scrap
                                                      processing, brokerage and
                                                      industrial outsourcing Mr. Humenuk
                                                      services). was a Partner in the
                                                      Philadelphia office of the law firm
                                                      Dechert Price & Rhoads from July
                                                      1976 to June 1998.  He was also
                                                      formerly a Director of Hofler Corp.
                                                      (manufacturer of gear grinding
                                                      machines).

Philip D. English      Director         10/88         Mr. English is President and Chief       23          None
8/5/48                                                Executive Officer of Broventure
                                                      Company, Inc., a company engaged
                                                      in the investment management
                                                      business. He is also Chairman of
                                                      the Board of Chektec Corporation
                                                      (drugs) and Cyber Scientific, Inc.
                                                      (computer mouse company).


INTERESTED BOARD MEMBERS
------------------------
Scott F. Powers/5/     Director,       01/01/02       Mr. Powers has been Chief Executive      23          None
8/1/59                 Chairman,                      Officer of Old Mutual (US)
                                                      Holdings Inc. of the (financial
                                                      services) and Old Board Mutual
                                                      Asset and Managers (financial
                                                      services) since President December
                                                      2001. From 1998 to September, 2001
                                                      he was Executive Vice President of
                                                      Sales, Marketing and Product
                                                      Development at Mellon Institutional
                                                      (financial service).  Mr. Powers was
                                                      Chief Operation Officer at Boston
                                                      Company Asset Management (financial
                                                      services) from 1996 to 1998.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

                                                                                            Number of
                                                                                          Portfolios in
                                          Term of                                           UAM Funds              Other
                                         Office and                                          Complex            Directorship
                       Position(s)        Length of                                        Overseen by            Held by
 Name, Address,       Held with the         Time          Principal Occupation(s)             Board                Board
 Date of Birth           Trust            Served/2/         During Past 5 Years              Member/3/            Member/4/
-----------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Linda T. Gibson       Vice President       6/27/00     General Counsel and Senior Vice         N/A                   N/A
One International     and Secretary                    Old Mutual (US) Holdings Inc.
Place                                                  (financial services); President
Boston, MA 02110                                       of UAM Investment Services, Inc.
7/31/65                                                (financial services), UAM Fund
                                                       Services, Inc. (financial services)
                                                       and UAM Fund Distributors, Inc.
                                                       (broker-dealer) since April, 2000;
                                                       Trustee and President of UAM Trust
                                                       Company (trust company) since April,
                                                       2001; Director of UAM Funds plc
                                                       (UCITS fund) since April 2001;
                                                       various director and officer
                                                       positions with subsidiaries of Old
                                                       Mutual (US) Holdings Inc. and
                                                       investment products managed by
                                                       such subsidiaries; Senior Vice
                                                       President and Secretary of
                                                       Signature Financial Group, Inc.
                                                       (financial services) and affiliated
                                                       broker-dealers from 1991 to 2000;
                                                       Director and Secretary of Signature
                                                       Financial Group Europe, Ltd.
                                                       (financial services) from 1995 to
                                                       2000; Secretary of the Citigroup
                                                       Family of Mutual Funds (mutual
                                                       funds) from 1996 to 2000;
                                                       Secretary of the 59 Wall Street
                                                       Family of Mutual Funds (mutual
                                                       funds) from 1996 to 2000.

Sherry Kajdan         Vice President       3/15/01     Vice President and Assistant            N/A                   N/A
Vetterlein            and Assistant                    Assistant Investments Mutual Funds
One Freedom S         Secretary                        Services since January 2001.
Valley Drive                                           Shareholder/Partner, Buchanan
Oaks, PA 19456                                         Ingersoll Professional Corporation
6/22/62                                                (law firm) (1992-2000).

Christopher T.        Treasurer            3/15/01     Director, Fund Accounting, SEI          N/A                   N/A
Salfi                                                  Investments Mutual Funds Services
530 East                                               since January 1998; prior to his
Swedesford Road                                        current position, served most
Wayne, PA 19087                                        recently as Fund Accounting
11/28/63                                               Manager of SEI Investments Mutual
                                                       Funds Services from 1994 to
                                                       1998; Investment Accounting
                                                       Manager at PFPC Inc. (mutual
                                                       fund services) from 1993 to 1994;
                                                       FPS Services, Inc. (mutual fund
                                                       services) from 1986 to 1993.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

                                                                                             Number of
                                                                                           Portfolios in
                                        Term of                                              UAM Funds           Other
                                      Office and                                              Complex         Directorship
                     Position(s)      Length of                                             Overseen by          Held by
 Name, Address,     Held with the        Time                Principal Occupation(s)           Board              Board
 Date of Birth         Trust           Served/2/               During Past 5 Years            Member/3/          Member/4/
---------------------------------------------------------------------------------------------------------------------------
OFFICERS (continued)
--------------------
Molly S. Mugler       Assistant       3/15/01               Vice President and Assistant         N/A                   N/A
One International     Secretary                             General Counsel of Old Mutual (US)
Place                                                       Holdings Inc. (financial services)
Boston, MA 02110                                            since January 2001; various officer
10/16/51                                                    positions with subsidiaries of
                                                            Old Mutual (US) Holdings Inc. and
                                                            investment products managed by such
                                                            subsidiaries since January 2001;
                                                            Secretary of Signature Financial
                                                            Group, Inc. (financial services)
                                                            and subsidiaries (including
                                                            affiliated broker-dealers) and
                                                            investment products serviced by
                                                            such subsidiaries until 2001;
                                                            President of SFG Global Investments,
                                                            Inc. (commodity pool operator) until
                                                            2001.

Suzan M. Barron       Assistant       6/29/01               Director and Senior Legal Counsel    N/A                   N/A
One International     Secretary                             of Old Mutual (US) Holdings Inc.
Place                                                       (financial services) since July 2001;
Boston, MA 02110                                             Vice President and Counsel  of
9/5/64                                                      Liberty Financial Companies,  Inc.
                                                            (financial services) from 1998 to
                                                            2001; Assistant Secretary to Liberty
                                                            Funds Group (mutual funds) from 1998
                                                            to 2001; Counsel of Manufacturers
                                                            Life Insurance Company from 1997 to
                                                            1998; Vice President and Counsel of
                                                            Citizens Advisors, Inc. (mutual
                                                            funds) from 1996 to 1997.

----------
/1/ Each director may be contacted by writing to the director c/o UAM Funds Trust, 200 Clarendon Street, 53rd Floor, Boston Massachusetts 02116, Attn:
     Linda T. Gibson.

/2/  Each director holds office for an indefinite term until the earliest of:
     (a) the election of his successor or (b) the date a director dies, resigns or is removed by the Board in accordance with the Trust's by-laws. Each officer holds office for a one-year term until: (a) his/her reappointment by the Board; (b) his/her successor is chosen and qualifies; or (c) he/she dies, resigns or is removed by the Board in accordance with the Trust's by-laws.

/3/ The "UAM Funds Complex" consists of all registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser, including the Company, UAM Funds, Inc. and UAM Funds, Inc. II. As of March 31, 2002, the UAM Funds Complex consisted of 23 Funds. In addition to the Trust, each director also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. In addition to the Trust, each officer also serves as an officer of UAM Funds, Inc. and UAM Funds, Inc. II.

/4/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

/5/ Mr. Powers is deemed an interested trustee because of his employment by Old Mutual (US) Holdings, Inc.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited):
The FPA Crescent Portfolio hereby designates all of its dividend distribution as ordinary taxable income for the purpose of the dividend paid deduction on the Portfolio's income tax return.

For the year ended March 31, 2002, 24.06% of the taxable ordinary income distribution qualified for the dividends received deduction for corporations.

                                      NOTES

                                      NOTES

                                      NOTES

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustees

Scott F. Powers                    Linda T. Gibson, Esq.
Trustee, President and Chairman    Vice President and Secretary


John T. Bennett, Jr.               Sherry Kajdan Vetterlein
Trustee                            Vice President and Assistant Secretary

Nancy J. Dunn                      Christopher T. Salfi
Trustee                            Treasurer

Philip D. English                  Suzan M. Barron
Trustee                            Assistant Secretary

William A. Humenuk                 Molly S. Mugler
Trustee                            Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
First Pacific Advisors, Inc.
11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

                    This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.